UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 9, 2017

ZILLOW GROUP, INC.

(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Second Avenue, Floor 31, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

(206) 470-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of April Underwood to the Board of Directors

On February 11, 2017, the Board of Directors (the “Board”) of Zillow Group, Inc. (the “Company” or “Zillow Group”) appointed April Underwood as a member of the Board, effective immediately.

Ms. Underwood serves as vice president of product at Slack Technologies, Inc., which she joined in 2015. Previously, she was director of product at Twitter, Inc., where she held various roles from 2010 to 2015. Prior employment in product and engineering roles includes Google, Travelocity, and Intel. Ms. Underwood holds a B.B.A. in Management Information Systems and Business Honors from The University of Texas at Austin, and an M.B.A. from The University of California at Berkeley (Haas).

Ms. Underwood joins Messrs. Barton and Frink as a Class II director. In accordance with the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, Ms. Underwood’s initial term of board service will expire at the 2017 annual meeting of shareholders. Based on information provided by Ms. Underwood, and upon the review and recommendation of the Nominating and Governance Committee of the Board, the Board has determined that Ms. Underwood is “independent” as that term is defined under the applicable rules and regulations of the Securities and Exchange Commission and the listing requirements and rules of Nasdaq. The Company expects that Ms. Underwood will be appointed to the Compensation Committee of the Board.

Ms. Underwood will receive the standard compensation received by Zillow Group nonemployee directors, which consists of annual stock option grants pursuant to the amended and restated stock option grant program for nonemployee directors, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. Pursuant to the amended and restated stock option grant program for nonemployee directors, nonemployee directors are eligible to receive on each March 1 a stock option grant for that number of shares of the Company’s Class C capital stock having a Black-Scholes-Merton value of $200,000 on the date of grant, with one-fourth of the shares vesting quarterly over one year and a per share exercise price equal to the closing price of the Company’s Class C capital stock on the date of grant. In addition, in connection with her initial appointment to the Board, Ms. Underwood will receive a stock option grant for that number of shares of the Company’s Class C capital stock having a Black-Scholes-Merton value of $200,000 on the date of grant and with a per share exercise price equal to the closing price of the Company’s Class C capital stock on the date of grant. One-sixteenth of the shares subject to this option grant will vest quarterly such that the option grant will be fully vested after four years.

As is customary, Ms. Underwood and the Company will enter into an indemnification agreement providing for contractual rights to indemnification, expense advancement and reimbursement to the fullest extent permitted by the Washington Business Corporation Law, substantially in the form filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the press release announcing Ms. Underwood’s appointment as director is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Notice of Peter Flint Departure from the Board of Directors

On February 9, 2017, Mr. Peter Flint notified the Board of his decision not to stand for re-election to the Board when his current term expires at the Company’s 2017 annual meeting of shareholders. Mr. Flint reported that his voluntary departure is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Mr. Flint co-founded Trulia and has served on the Zillow Group Board since February 2015. Mr. Flint served as Chairman of Trulia’s board of directors from June 2005 until February 2015 and as Trulia’s Chief Executive Officer from June 2005 until March 2015.

The Board expresses its sincere appreciation for Mr. Flint’s service to the Company and the valuable contributions he has made to the Company’s success.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Differences may result from actions taken by the Board of Directors, as well as from risks and uncertainties beyond the Company’s control. Additional factors that could cause results to differ materially from those anticipated in forward-looking statements can be found under the caption “Risk Factors” in Zillow Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016 and in the Company’s other filings with the Securities and Exchange Commission. Except as may be required by law, Zillow Group does not intend, nor undertake any duty, to update this information to reflect future events or circumstances.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Amended and Restated Stock Option Grant Program for Nonemployee Directors under the Zillow Group, Inc. Amended and Restated 2011 Incentive Plan.

10.2*	Form of Indemnification Agreement between Zillow Group, Inc. and each of its directors and executive officers (Filed as Exhibit 10.9 to Registrant’s Current Report on Form 8-K12B filed with the Securities and Exchange Commission on February 17, 2015, and incorporated herein by reference).

99.1	Press release dated February 13, 2017 entitled “Zillow Group Appoints April Underwood to its Board of Directors” issued by Zillow Group, Inc. on February 13, 2017.

*	Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2017	ZILLOW GROUP, INC.

	By:	/s/ SPENCER M. RASCOFF
	Name:	Spencer M. Rascoff
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Amended and Restated Stock Option Grant Program for Nonemployee Directors under the Zillow Group, Inc. Amended and Restated 2011 Incentive Plan.

10.2*	Form of Indemnification Agreement between Zillow Group, Inc. and each of its directors and executive officers (Filed as Exhibit 10.9 to Registrant’s Current Report on Form 8-K12B filed with the Securities and Exchange Commission on February 17, 2015, and incorporated herein by reference).

99.1	Press release dated February 13, 2017 entitled “Zillow Group Appoints April Underwood to its Board of Directors” issued by Zillow Group, Inc. on February 13, 2017.

*	Indicates a management contract or compensatory plan or arrangement.